First NLC Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

New York State

	Number		Percent of	Weighted
	of	Outstanding	Outstanding	Average
	Mortgage	Principal	Principal	Credit
Zip Code	Loans	Balance	Balance	Score
10031	1	617,846.68	0.62	631
10303	2	491,129.29	0.49	579
10304	2	749,045.08	0.75	638
10306	1	249,627.03	0.25	505
10310	1	467,098.54	0.47	641
10312	2	315,149.73	0.32	590
10458	4	804,317.21	0.81	656
10460	1	89,653.52	0.09	608
10461	1	372,700.24	0.38	594
10462	1	269,750.00	0.27	521
10465	2	832,448.22	0.84	674
10466	3	880,797.11	0.89	625
10467	2	681,050.95	0.69	661
10468	3	523,650.76	0.53	642
10469	3	743,188.04	0.75	653
10472	1	103,860.34	0.10	644
10473	1	261,880.88	0.26	637
10562	4	881,312.43	0.89	645
10566	2	524,275.00	0.53	681
10606	1	600,000.00	0.60	606
10701	1	299,429.22	0.30	617
10801	1	335,664.87	0.34	649
10804	1	540,000.00	0.54	647
10916	1	188,205.01	0.19	633
10920	2	445,000.00	0.45	632
10924	1	110,000.00	0.11	605
10926	2	215,967.31	0.22	646
10940	1	184,074.14	0.19	666
10941	1	243,750.00	0.25	581
10954	1	286,929.63	0.29	611
10956	1	585,000.00	0.59	592
10960	1	397,500.00	0.40	619
10977	5	1,433,037.28	1.44	642
10992	1	31,500.00	0.03	627
11001	2	490,000.00	0.49	735
11003	2	459,900.48	0.46	659
11102	1	598,453.14	0.60	607
11203	2	520,558.38	0.52	581
11206	2	513,727.77	0.52	678
11207	2	467,489.30	0.47	544
11208	3	876,381.62	0.88	665
11212	5	1,203,611.16	1.21	658
11215	1	358,742.69	0.36	569
11216	1	342,839.72	0.35	674
11217	1	630,000.00	0.63	643
11218	1	267,180.82	0.27	548
11221	5	1,047,589.87	1.05	652
11226	1	518,500.00	0.52	557
11228	1	472,500.00	0.48	546
11229	1	575,000.00	0.58	713
11233	5	1,744,626.46	1.76	592
11234	7	2,085,722.25	2.10	595
11236	8	2,489,135.71	2.51	612
11356	4	1,070,144.52	1.08	648
11358	1	109,606.79	0.11	596
11361	1	424,229.50	0.43	577
11367	1	248,862.66	0.25	628
11368	2	1,087,133.91	1.09	667
11369	3	923,744.35	0.93	618
11373	1	647,596.35	0.65	645
11378	2	916,707.84	0.92	724
11385	3	659,345.92	0.66	641

	Number		Percent of	Weighted
	of	Outstanding	Outstanding	Average
	Mortgage	Principal	Principal	Credit
Zip Code	Loans	Balance	Balance	Score
11411	3	777,253.24	0.78	604
11412	3	774,419.83	0.78	622
11413	5	1,029,139.26	1.04	650
11414	1	39,947.25	0.04	631
11418	1	287,511.16	0.29	656
11419	5	1,319,125.81	1.33	676
11420	1	299,387.35	0.30	731
11421	2	610,775.81	0.61	686
11422	1	468,427.04	0.47	591
11423	1	386,516.94	0.39	580
11428	1	340,000.00	0.34	602
11429	3	922,213.88	0.93	621
11432	1	538,340.25	0.54	660
11433	6	1,257,385.56	1.27	630
11434	14	4,384,360.58	4.41	627
11435	1	288,000.00	0.29	540
11436	5	1,005,471.05	1.01	632
11510	2	906,694.69	0.91	564
11520	5	1,101,791.43	1.11	602
11542	1	561,470.45	0.57	594
11550	7	1,789,677.80	1.80	636
11552	2	424,297.80	0.43	643
11553	6	1,710,734.94	1.72	632
11559	1	301,000.00	0.30	623
11561	3	1,392,022.32	1.40	662
11570	4	821,194.84	0.83	644
11572	2	866,200.00	0.87	592
11580	4	1,193,074.09	1.20	620
11581	4	1,283,852.51	1.29	629
11590	4	800,565.17	0.81	652
11691	5	1,045,450.63	1.05	596
11692	2	900,000.00	0.91	674
11693	2	462,865.73	0.47	620
11702	1	368,500.00	0.37	595
11704	2	497,770.22	0.50	655
11706	16	2,696,277.54	2.71	708
11710	2	866,704.37	0.87	564
11713	5	821,739.08	0.83	625
11716	2	770,106.57	0.78	615
11717	12	2,210,681.72	2.23	660
11720	1	192,500.00	0.19	657
11722	8	1,432,941.03	1.44	618
11725	2	474,764.54	0.48	634
11726	2	835,411.26	0.84	642
11727	3	460,016.76	0.46	655
11738	1	338,828.21	0.34	706
11741	1	257,786.20	0.26	701
11746	3	816,296.54	0.82	652
11747	1	383,596.48	0.39	609
11749	2	361,500.00	0.36	623
11751	1	284,078.71	0.29	523
11756	3	1,018,145.39	1.02	610
11757	5	862,403.04	0.87	612
11762	1	359,674.56	0.36	605
11763	5	1,250,918.83	1.26	609
11766	2	564,949.89	0.57	701
11772	6	1,530,590.92	1.54	582
11776	1	383,997.56	0.39	654
11778	2	330,000.00	0.33	713
11779	1	77,726.82	0.08	660
11782	1	520,000.00	0.52	628
11784	2	570,717.71	0.57	574
11789	1	302,373.57	0.30	609
11793	1	307,500.00	0.31	504
11795	1	420,000.00	0.42	592
11798	5	988,553.40	1.00	672
11801	1	423,137.42	0.43	656
11803	1	387,895.69	0.39	719

	Number		Percent of	Weighted
	of	Outstanding	Outstanding	Average
	Mortgage	Principal	Principal	Credit
Zip Code	Loans	Balance	Balance	Score
11933	3	528,250.97	0.53	623
11935	1	179,911.27	0.18	546
11946	3	516,364.83	0.52	614
11951	5	733,673.44	0.74	620
11953	3	538,708.42	0.54	642
11967	2	265,677.10	0.27	599
11968	1	597,507.18	0.60	548
12198	1	129,987.92	0.13	637
12205	1	105,277.47	0.11	614
12302	2	248,442.44	0.25	550
12401	2	190,000.00	0.19	674
12482	1	152,215.13	0.15	610
12528	1	255,000.00	0.26	563
12533	1	299,794.58	0.30	557
12550	2	430,453.72	0.43	590
12553	3	583,773.58	0.59	604
12586	1	209,529.32	0.21	610
12590	2	473,811.25	0.48	550
12721	1	242,051.04	0.24	576
13456	1	141,880.88	0.14	624
14216	2	217,699.42	0.22	572
14222	2	149,391.08	0.15	679

Total:	380	99,350,822.20	100.00	629

Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.